ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:  June 1, 1998 - June 30, 1998
                    ----------------------------

Settlement Date:        15-Jul-98
                    -----------------

A.     SERIES INFORMATION
       ------------------

       Advanta Leasing Receivables Corp. IV and
       Advanta Leasing Receivables Corp. V
       Equipment Receivables Asset-Backed Notes,
       Series 1998-1

I.     SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED
       -------------------------------------------------------

       (a.)       Beginning Aggregate Contract Principal Balance  ("ACPB").. . . . . . . . . . . . . . . . . . . . $375,000,305.11
                                                                                                                   ---------------

       (b.)       Contract Principal Balance of all Collections allocable to Contracts . . . . . $   15,402,138.24
                                                                                                 -----------------

       (c.)       Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . . $      361,204.01
                                                                                                 -----------------

       (d.)       Total decline in Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 15,763,342.25
                                                                                                                   ---------------


                  Pledges on this Settlement Date
                  -------------------------------
       (e.)       Aggregate Contract Principal Balance of all Contracts pledged on this
                  Settlement Date in accordance with section 1.03 of the Supplement  . . . . . . . . . . . . . . . $ 15,763,341.93
                                                                                                                   ---------------


       (f.)       Amounts to be on deposited in Additional Property Funding Account as of this Settlement Date . .            0.00
                                                                                                                   ---------------

       (g.)       Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date. . . . . $375,000,304.79
                                                                                                                   ---------------

                  Balances on this Settlement Date after payment on the related Payment Date
                  --------------------------------------------------------------------------
       (h.)       Class A Principal Balance as of this Settlement Date   . . . . . . . . . . . . . . . . . . . . . $331,200,000.00
                                                                                                                   ---------------
                  (Class A Note Factor)                          1.0000000
                                                         ------------------
       (i1.)                                       Class A-1 Principal Balance . . . . . . . . . $  72,000,000.00
                                                                                                 ----------------

       (i2.)                                       Class A-2 Principal Balance . . . . . . . . . $ 190,000,000.00
                                                                                                 ----------------

       (i3.)                                       Class A-3 Principal Balance . . . . . . . . . $  23,300,000.00
                                                                                                 ----------------

       (i4.)                                       Class A-4 Principal Balance . . . . . . . . . $  45,900,000.00
                                                                                                 ----------------

       (j.)       Class B Principal Balance as of this Settlement Date   . . . . . . . . . . . . . . . . . . . . . $ 18,938,000.00
                                                                                                                   ---------------
                  (Class B Note Factor)                          1.0000000
                                                         ------------------

       (k.)       Class C Principal Balance as of this Settlement Date   . . . . . . . . . . . . . . . . . . . . . $  9,862,000.00
                                                                                                                   ---------------
                  (Class C Note Factor)                          1.0000000
                                                         ------------------

       (l.)       Class D Principal Balance as of this Settlement Date   . . . . . . . . . . . . . . . . . . . . . $ 15,000,304.00
                                                                                                                   ---------------
                  (Class D Note Factor)                          1.0000000
                                                         ------------------


II.    COMPLIANCE RATIOS
       -----------------

       (a.)       Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the related Calculation Date.$397,567,329.92
                                                                                                                   ---------------
       (b1.)      % of CBR 31 days or more delinquent as of the related Calculation Date  . . . . . . . . . . . . .           5.20%
                                                                                                                   ---------------
       (b2.)      Preceeding Month %:                               May-98                        . . . . . . . . .           5.47%
                                                         ------------------                                        ---------------
       (b3.)      2nd Preceeding Month %:                           Apr-98                        . . . . . . . . .           4.89%
                                                         ------------------                                        ---------------
       (b4.)      Three month rolling average % of CBR 31 days or more delinquent . . . . . . . . . . . . . . . . .           5.19%
                                                                                                                   ---------------


       (c.)       (Revolving Period Only)
                  Does the current month % of CBR which are 31 days or more delinquent exceed 11.5% ?  Y or N. . .         NO
                  (If Yes, then an Amortization Event occurs)                                                      ---------------


       (d.)       Does the three month rolling average % of CBR which are 31 days or more delinquent exceed
                  10.5% ? Y or N.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .  . . .         NO
                  (If Yes, then an Amortization Event occurs)                                                      ---------------

       (e1.)      Monthly Net Loss Percentage for the related Collection Period  . . . . . . . . . . . . . . . . .            0.07%
                                                                                                                   ---------------


       (e2.)      Preceeding Month %:                               May-98                                                    0.00%
                                                         ------------------                        . . . . . . . . ---------------
       (e3.)      2nd Preceeding Month %:                           Apr-98                                                    0.00%
                                                         ------------------                        . . . . . . . . ---------------
                                                                                                                              0.02%
       (e4.)      Three month average % of Monthly Net Loss Percentage   . . . . . . . . . . . . . . . . . . . . . ---------------
                  (If greater than 3.75%, then an Amortization Event Occurs)


                  (Amortization Period Only)
       (f)        Cumulative Net Loss Percentage as of the related Collection Period   . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------

                  Does the Cumulative Net Loss Percentage exceed
       (f1.)      4.0 % from the Beginning Period to and including 12th Collection Period ?  Y or N. . . . . . . .         N/A
                                                                                                                   ---------------
       (f2.)      5.5 % from 13th Collection Period to and including 24th Collection Period ? Y or N . . . . . . .         N/A
                                                                                                                   ---------------
       (f3.)      7.0 % from 25th Collection Period and thereafter ? Y or N  . . . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------
                  (If Yes to f1 or f2 or f3, then a Residual Event occurs)


       (g1.)      Residual Realization for the related Collection Period  > 100% (YES/NO). . . . . . . . . . . . .         YES
                                                                                                                   ---------------
       (g2.)      Preceeding Month:                                 May-98 > 100% (YES/NO)       . . . . . . . . .         YES
                                                         ------------------                                        ---------------
       (g3.)      2nd Preceeding Month:                             Apr-98  > 100% (YES/NO)  . . . . . . . . . . .         YES
                                                         ------------------                                        ---------------

       (g4.)      Three month rolling average Residual Realization Ratio  > 100% (YES/NO) . . . . . . . . . . .       YES
                                                                                                                   ---------------
                  (If less than 100%, then a Residual Event Occurs)


III.   FLOW OF FUNDS
       -------------
                  The amount of available funds on deposit in the Series 1998-1 Facility
                  Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .$ 18,466,682.86
                                                                                                                   ---------------

            (1)   On each Payment Date prior to the Amortization Date
                  ---------------------------------------------------

       (a.)       To the Servicer, Nonrecoverable Servicer Advances and other amounts due  . . . . . . .. . . . . .$    169,760.79
                                                                                                                   ---------------
       (b.)       To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing
                  Income, if any . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------

                  To Series 1998-1 Noteholders:
                  -----------------------------
       (c.)       To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  1,611,575.83
                                                                                                                   ---------------
                                                   Interest on Class A-1 Notes . . . . . . . ..   $   346,200.00
                                                                                                  --------------
                                                   Interest on Class A-2 Notes . . . . . . . ..   $   921,500.00
                                                                                                  --------------
                                                   Interest on Class A-3 Notes . . . . . . . ..   $   115,140.83
                                                                                                  --------------
                                                   Interest on Class A-4 Notes . . . . . . . ..   $   228,735.00
                                                                                                  --------------
       (d.)       Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . $     96,268.17
                                                                                                                   ---------------
       (e.)       Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . $     53,336.98
                                                                                                                   ---------------
       (f.)       Available Funds remaining in Series 1998-1 Facility Account . . . . . . . . . . . . . . . . . . .$ 16,535,741.09
                                                                                                                   ---------------

                  From (x) the amount remaining in the Facility Account and . . . . . . . . .. .   16,535,741.09
                                                                                                  --------------

                  (y) the amount on deposit in the Additional Property Funding Account ("APFA")             0.00
                                                                                                  --------------
                  ("Available Additional Property Funding Amount") as follows: . . . . . . . . . . . . . . . . . . $ 16,535,741.09
                                                                                                                   ---------------


              (A) To the Series Obligors, an amount equal to the least of . . . . . . . . . . . . . . . . . . . . .$ 15,402,138.24
                                                                                                                   ---------------
                  (i) the Available Additional Property Funding Amount . . . . . .. . . . . . .   $16,535,741.09
                                                                                                  --------------


                  (ii) the sum of (a) the excess ACPB as of the second preceding Calc. Date over
                  the ACPB as of the preceding Calc. Date plus (b) . . . . . . . .. . . . . . .   $15,402,138.24
                                                                                                  --------------

                  amount on deposit in the APFA on such payment date and . . . . . . . . . . . .  $         0.00
                  (Additional Property Funding Requirement)                                       --------------



                  (iii) ACPB of all Additional Contracts actually pledged on the Payment Date .   $15,763,341.93
                  and                                                                             --------------

                                                                                                                              0.00
              (B) To the Additional Property Funding Account, the lesser of                                        ---------------
                  (i) the excess, if any, (x) Additional Property Funding Requirement over . . .  $15,402,138.24
                                                                                                  --------------
                  (y) ACPB of all Additional Contracts actually pledged on the Payment Date . .   $15,763,341.93
                                                                                                  --------------
                  Subtotal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .   $  (361,203.69)
                                                                                                  --------------
                  and (ii) the remaining Available Additional Property Funding Amount . . . . .   $ 1,133,602.85
                                                                                                  --------------
       (g1)       Until the Reserve Account Funding Date:
                  ---------------------------------------
                  To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . .
                                                                                                                   ---------------
       (g2)       After the Reserve Account Funding Date:
                  ---------------------------------------
                  To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . . .      312,500.25
                                                                                                                   ---------------

       (h)        To the Reserve Account, the amount needed to increase the amount on deposit in the
                  Reserve Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------


       (i)        Upon the occurrence of a Residual Event                  the lesser of:
                  ---------------------------------------
                  (A) the Available Funds remaining on deposit in the Facility Account and . . .            0.00
                                                                                                  --------------
                  (B) the aggregate amount of Residual Receipts included in Available Funds  . .            0.00
                                                                                                  --------------
                  To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                                                                                                                   ---------------


            (2)   On the Payment Date which is also the Amortization Date and each Payment Date thereafter
                  ----------------------------------------------------------------------------------------
       (a.)       To the Servicer, Unrecoverable Servicer Advances . . . . . . .. . . . . . . . . .. . . . . . . .         N/A
                                                                                                                   ---------------
       (b.)       To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary Servicing Income, if any        N/A
                                                                                                                   ---------------
                  To Series 1998-1 Noteholders:
                  -----------------------------
       (c.)       To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period..        N/A
                                                                                                                   ---------------
                                                   Interest on Class A-1 Notes . . . . . . . ..         N/A
                                                                                                  --------------
                                                   Interest on Class A-2 Notes . . . . . . . ..         N/A
                                                                                                  --------------
                                                   Interest on Class A-3 Notes . . . . . . . ..         N/A
                                                                                                  --------------
                                                   Interest on Class A-4 Notes . . . . . . . ..         N/A
                                                                                                  --------------
       (d.)       Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------
       (e.)       Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------


       (f.)       To Series 1998-1 Noteholders:
                  -----------------------------
                  To Class A, the total Principal Payment and Class A Overdue Principal, if any  . . . . . . . . .         N/A
                                                                                                                   ---------------

                                                   Principal Payment to Class A-1 Noteholders  .         N/A
                                                                                                  ---------------

                                                   Principal Payment to Class A-2 Noteholders  .         N/A
                                                                                                  ---------------

                                                   Principal Payment to Class A-3 Noteholders  .         N/A
                                                                                                  ---------------

                                                   Principal Payment to Class A-4 Noteholders  .         N/A
                                                                                                  ---------------

                  To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------

                  To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------


       (g)        Overdue Principal (included in the Principal Payments per above, if any):
                  -------------------------------------------------------------------------
                  To Class A, total for Overdue Principal . . . . . . . . . . . . . . . . .. . .        N/A
                                                                                                  ---------------

                                                   Overdue Principal to             N/A
                                                   Class A-1               -----------------------

                                                   Overdue Principal to             N/A
                                                   Class A-2               -----------------------

                                                   Overdue Principal to             N/A
                                                   Class A-3               -----------------------

                                                   Overdue Principal to             N/A
                                                   Class A-4               -----------------------
                  To Class B for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . .           N/A
                                                                                                  ----------------
                  To Class C for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . .           N/A
                                                                                                  ----------------


       (h1.)      Until the Reserve Account Funding Date:
                  ---------------------------------------
                  To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . ..        N/A
                                                                                                                   ---------------

       (h2.)      After the Reserve Account Funding Date:
                  ---------------------------------------
                  To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any . . . . .. . . .         N/A
                                                                                                                   ---------------

       (i.)       To the Reserve Account, the amount needed to increase the amount on deposit in
                  the Reserve Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . . .         N/A
                                                                                                                   ---------------

       (j.)       Upon the occurrence of a Residual Event                  the lesser of:

       (j1.)      (A) the Available Funds remaining on deposit in the Facility Account and . . .          N/A
                                                                                                  ----------------

       (j2.)      (B) the aggregate amount of Residual Receipts included in Available Funds . .           N/A
                                                                                                  ----------------

       (j3.)      To be deposited to the Residual Account . . . . . . . . . . ..  .. . . . . . . . . . . . . . . .         N/A
                                                                                                                   ---------------

       (k.)       To Class D Noteholders for Principal Payment . . . . . . . .. . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                   ---------------

       (l.)       To Class D Noteholders for Overdue Principal, if any . . .. . . . . . . . . . . . . . . . . . . .        N/A
                                                                                                                   ---------------


            (3)   To ABS, the Servicing Fee previously due, but deposited to the Reserve Account . . . . .. . . . .$           -
                                                                                                                   ---------------

            (4)   To the Series Obligors, as holders of the Residual Interest, any Available
                  Funds remaining on deposit in the Facility Account . . . . . . . . . . . . . . .. . . . . . . . .$    821,102.59
                                                                                                                   ---------------

IV.    SERVICER ADVANCES
       -----------------

       (a.)       Aggregate amount of Servicer Advances at the beginning of the related Collection Period. . . . .    3,920,267.75
                                                                                                                   ---------------
       (b.)       Servicer Advances reimbursed during the related Collection Period . . . . . . . .  . . . . . . .       84,205.73
                                                                                                                   ---------------
       (c.)       Amount of unreimbursed Servicer Advances to be reimbursed on the
                  Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                                                                                                                   ---------------

       (d.)       Servicer Advances made during the related Collection Period . . . . . . . . . . . . . . . . . . .$     12,418.03
                                                                                                                   ---------------
       (e.)       Aggregate amount of Servicer Advances at the end of the Collection
                  Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$  3,848,480.05
                                                                                                                   ---------------



V.     RESERVE ACCOUNT
       ---------------
       (a.)       Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . . $ 11,700,000.00
                                                                                                                   ---------------
       (b.)       Amounts used to cover shortfalls, if any,  for the related Collection Period . . . . . . . . . . $          -
                                                                                                                   ---------------
       (c.)       Amounts transferred from the Facility Account, if applicable. . . . . . . . . . . . . . . . . . .$          -
                                                                                                                   ---------------
       (d.)       Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .$     50,779.54
                                                                                                                   ---------------
       (e.)       Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . . . . . .$ 11,750,779.54
                                                                                                                   ---------------
       (f.)       Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . . . . . $ 11,700,000.00
                                                                                                                   ---------------
       (g1.)      If (f) is greater than (e), then amount of shortfall . . . . . . . . . .. . . . . . . . . . . . .           0.00
                                                                                                                   ---------------
       (g2.)      If (e) is greater than (f), then excess amount to be transferred to the Series Obligors . . . . .      50,779.54
                                                                                                                   ---------------
       (h.)       Amounts on deposit as of this Settlement Date (e minus g2). . . . . . . . . . . . . . . . . . . .$ 11,700,000.00
                                                                                                                   ---------------


VI.    RESIDUAL ACCOUNT
       ----------------
       (a.)       Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------
       (b.)       Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                                                                                                                   ---------------
       (c.)       Amounts used to cover shortfalls for the related Collection Period . . . .. . . . . . . . . . . .           0.00
                                                                                                                   ---------------
       (d.)       Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . .           0.00
                                                                                                                   ---------------


VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       -----------------------------------
       (a.)       Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------
       (b.)       Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                                                                                                                   ---------------
       (c.)       Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                   ---------------
       (d.)       Amount on deposit as of this Settlement Date. . . . . . . . . . . . . .   . . . . . . . . . . . .           0.00
                                                                                                                    ---------------



VIII.  ADVANCE PAYMENTS
       ----------------

       (a.)       Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  2,463,801.51
                                                                                                                   ---------------
       (b.)       Amount of Advance Payments collected during the related Collection Period . . . . . . . . . . . .$  2,871,476.41
                                                                                                                   ---------------
       (c.)       Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . . . . . $     16,623.65
                                                                                                                   ---------------
       (d.)       Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . . . . . $  2,205,582.24
                                                                                                                   ---------------
       (e.)       Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  3,146,319.33
                                                                                                                   ---------------

       ADVANTA BUSINESS SERVICES  CORP., as Servicer

       By:            /S/ SUSAN McVEIGH
                      ---------------------------------------
                      SUSAN McVEIGH

       Title:         MGR. SECURITIZATION & TREASURY

       Date:          JULY 10, 1998
                      ---------------------------------